PROVIDENT

Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2022

December 31, 2021

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to, the expected or potential impact of the novel coronavirus (COVID-19) pandemic; increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to buy or sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission, which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2022 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$16.53
52-Week Range:	$14.50 - $18.48
Shares Outstanding:	7,389,943 shares
Market Capitalization:	$122.2 million
P/E (ttm):	12.72x
Diluted EPS (ttm):	$1.30
Annual Dividend & Yield:	$0.56 (3.39%)
As of December 31, 2021	

Franchise Overview



Lancaster
Palmdale
Victorville
Hesperia
San Bernardino
Pasadena
Los Angeles
Ontario
Fontana
Riverside
Corona
Moreno Valley
Banning
Hemet
Temecula
Palm Springs
Cathedral City
La Quinta
Indio
Coachella
Santa Ana
Huntington Beach
Costa Mesa
Torrance
Oxnard
Ventura
Santa Barbara
Thousand Oaks
Santa Clarita
Oceanside
Carlsbad
Escondido
San Diego
Chula Vista
Tijuana
Tecate
Mexicali
Calexico
El Centro
Brawley
Yuma
Blythe
Lake Havasu City
Yucca Valley
Bullhead City
Barstow
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Eleventh largest deposit market share in Riverside County; third largest deposit market share of community banks

Financial Performance

Developments

- Net Income decreases approximately 15% (sequential quarter)
- Net Interest Margin decreases seven basis points (sequential quarter)
- Net Interest Income decreases approximately 3% (sequential quarter)
- Non-Interest Income increases approximately 27% (sequential quarter)
- Operating Expenses increase approximately 21% (sequential quarter), attributable mainly to the expiration of the Employee Retention Tax Credit ($1.2 million) after September 30, 2021

Net Interest Income


(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.2
$7.6
$7.5
$7.4
$7.9
$7.7
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Non-Interest Income


(In Millions)
$2.0
$1.5
$1.0
$0.5
$0.0
$1.2
$1.0
$1.2
$1.2
$1.1
$1.4
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Operating Expenses


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$7.0
$6.9
$6.9
$4.9
$5.7
$6.9
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$2.3
$1.7
$1.7
$3.7
$3.3
$2.1
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Pre-Tax Income


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$2.1
$1.7
$1.9
$4.4
$3.6
$3.2
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Quarterly Net Income


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.5
$1.2
$1.6
$3.3
$2.7
$2.3
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Diluted Earnings Per Share


$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.20
$0.16
$0.21
$0.44
$0.35
$0.30
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Financial Ratios

Net Interest Margin


4.00%
3.00%
2.00%
1.00%
0.00%
2.84%
2.66%
2.60%
2.54%
2.71%
2.64%
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Efficiency Ratio


85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
74.91%
80.31%
79.82%
57.12%
63.28%
76.39%
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Return on Average Assets


1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.50%
0.40%
0.53%
1.12%
0.89%
0.76%
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Return on Average Equity


12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
4.78%
3.77%
4.99%
10.65%
8.39%
7.11%
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Balances and Activity

Developments

- Loans Held for Investment balance decreases by approximately 1% (sequential quarter)
- Yield on Loans Held for Investment decreases five basis points from September 30, 2021
- Total Deposits balance remains virtually unchanged (sequential quarter)
- Deposit costs decline by one basis point from September 30, 2021
- Total Borrowings decline by approximately 11% (sequential quarter)
- Borrowing costs increase by one basis point from September 30, 2021

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$198 $207 $243 $227 $209 $208
$885 $855 $840 $851 $859 $852
09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$483 $488 $483 $484 $490 $466
$289 $258 $254 $268 $275 $290
$105 $103 $100 $95 $92 $91
09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$48 $30 $61 $93 $61 $65
Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/21	Interest Rate	Balance as of 12/31/20	Interest Rate
Single-Family	$ 290,245	3.17%	$ 257,864	3.83%
Multi-Family	466,467	4.04%	488,412	4.16%
Commercial Real Estate	91,236	4.84%	102,551	4.67%
Construction	3,501	5.35%	7,135	5.99%
Other	134	5.25%	141	5.25%
Commercial Business	362	5.58%	882	6.45%
Consumer	78	15.00%	95	15.00%
Total Loans Held for Investment	$ 852,023	3.84%	$ 857,080	4.14%
Advance Payments of Escrows	124		142	
Deferred Loan Costs, net	6,467		6,402	
Allowance for Loan Losses	(6,608)		(8,538)	
Total Loans Held for Investment, net	852,006		855,086	

Loan Composition as of 12/31/21



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 11%
Consumer 0%
Single-Family 34%
Multi-Family 55%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$136
$116
$111
$101
$90
$80
$161
$154
$146
$140
$135
$132
$744
$756
$787
$798
$821
$825
09/30/20
12/31/20
03/31/21
06/30/21
09/30/21
12/31/21
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)		At 12/31/2021	Rate		At 12/31/2020	Rate
Checking Accounts - Non Interest-Bearing	$	112,022	- %	$	109,609	- %
Checking Accounts - Interest-Bearing		349,747	0.04%		314,163	0.05%
Savings Accounts		324,058	0.05%		289,133	0.06%
Money Market Accounts		38,838	0.16%		43,310	0.14%
Time Deposits		131,683	0.60%		153,753	0.82%
Total Deposits	$	956,348	0.12%	$	909,968	0.18%
Brokered Deposits Included Above	$	-	- %	$	-	-%

Deposit Composition at 12/31/21



14%
12%
4%
36%
34%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)		At 12/31/2021	Rate		At 12/31/2020	Rate
Overnight	$	-	-	$	-	-
Three Months or Less		-	-		-	-
Over Three to Six Months		-	-		5,000	-
Over Six to Twelve Months		20,000	1.75%		21,015	1.75%
Over One to Two Years		20,000	2.00%		30,000	1.90%
Over Two to Three Years		20,000	2.50%		20,000	2.00%
Over Three to Four Years		20,000	2.70%		20,000	2.50%
Over Four to Five Years		-	-		20,000	2.70%
Over Five Years		-	-		-	-
Total Borrowings	$	80,000	2.24%	$	116,015	2.05%

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio declines to 0.24% at December 31, 2021
- $1.07 million Recovery from the Allowance for Loan Losses
- No REO
- Early-Stage Delinquencies remain at very low levels
- No loans in Forbearance status at December 31, 2021

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
(In Thousands)
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	09/30/20	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21
Non-Performing Assets	$4,532	$10,270	$9,759	$8,646	$6,616	$2,802
NPA to Total Assets	0.38%	0.88%	0.82%	0.73%	0.55%	0.24%
ALLL to LHI	0.96%	0.99%	0.98%	0.88%	0.86%	0.77%

(Recovery) Provision for Loan Losses



(In Thousands)
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
$(1,250)
$220
$39
$(200)
$(767)
$(339)
$(1,067)
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Non-Performing Asset Composition 12/31/21



0%
0%
0%
0%
0%
38%
62%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,490
$8,538
$8,346
$7,587
$7,413
$6,608
09/30/20
12/31/20
03/31/21
06/30/21
09/30/21
12/31/21

ALLL Allocation as of 12/31/21



1%
0%
0%
0%
14%
21%
64%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars in Thousands)	At December 31, 2021				At December 31, 2020			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	9	$ 1,725	1	$ 348	33	$ 10,270
Multi-Family	-	-	2	1,077	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	11	$ 2,802	1	$ 348	33	$ 10,270

Net Charge-Offs (Recoveries)



(In Thousands)
$50
$-
$(50)
$(100)
$(150)
$(200)
$(250)
$(300)
$(5)
$(9)
$(8)
$(8)
$(165)
$(262)
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California[1] Balance	Southern California[1] Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$ 90,632	31%	$ 95,075	33%	$ 104,252	36%	$ 286	0%	$ 290,245	100%
Multi-Family	65,149	14%	281,259	60%	119,775	26%	284	0%	466,467	100%
Commercial Real Estate	22,983	25%	40,646	45%	27,607	30%	-	0%	91,236	100%
Construction	1,738	50%	1,763	50%	-	0%	-	0%	3,501	100%
Other	-	0%	134	100%	-	0%	-	0%	134	100%
Total	$ 180,502	21%	$ 418,877	49%	$ 251,634	30%	$ 570	0%	$ 851,583	100%

[1] Other than Inland Empire.

Geographic Location 12/31/21



0%
21%
30%
49%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2013 & Prior	2014	2015	2016	2017	2018	2019	2020	2021	TOTAL
Loan Balance (In Thousands)	$35,930	$650	$3,530	$5,712	$16,730	$14,312	$22,972	$26,208	$161,149	$288,093
Weighted Avg. LTV [1]	50%	30%	60%	54%	65%	60%	54%	64%	65%	61%
Weighted Avg. Age (In Years)	16.16	7.53	6.71	5.31	4.59	3.59	2.47	1.43	0.48	3.28
Weighted Avg. FICO [2]	728	736	724	754	736	745	759	750	764	755
Number of Loans	196	6	5	17	30	29	48	39	209	579
Geographic Breakdown (%)										
Inland Empire	35%	27%	18%	21%	30%	32%	11%	18%	36%	31%
Southern California [3]	53%	47%	77%	49%	62%	57%	57%	31%	18%	33%
Other California	11%	26%	5%	30%	8%	11%	32%	51%	46%	36%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2013 & Prior	2014	2015	2016	2017	2018	2019	2020	2021	TOTAL
Loan Balance (In Thousands)	$22,587	$17,046	$28,541	$50,929	$47,862	$44,744	$80,504	$77,170	$97,284	$466,667
Weighted Avg. LTV [1]	39%	47%	44%	42%	45%	44%	47%	51%	50%	46%
Wt. Avg. Debt Coverage Ratio [2]	1.88x	1.74x	1.81x	1.71x	1.66x	1.55x	1.60x	1.58x	1.77x	1.68x
Weighted Avg. Age (In Years)	11.43	7.51	6.44	5.37	4.58	3.56	2.41	1.46	0.53	3.39
Weighted Avg. FICO [3]	743	777	748	763	752	752	765	760	760	759
Number of Loans	50	30	60	67	80	65	89	80	114	635
Geographic Breakdown (%)										
Inland Empire	34%	3%	17%	5%	14%	16%	11%	15%	15%	14%
Southern California [4]	53%	49%	52%	62%	69%	66%	65%	67%	50%	60%
Other California	12%	48%	31%	33%	17%	18%	24%	18%	35%	26%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2013 & Prior	2014	2015	2016	2017	2018	2019	2020	2021	TOTAL [5][6]
Loan Balance (In Thousands)	$10,369	$7,200	$9,706	$8,761	$14,086	$11,695	$16,148	$7,180	$6,131	$91,236
Weighted Avg. LTV [1]	40%	29%	35%	44%	43%	40%	43%	37%	45%	40%
Wt. Avg. Debt Coverage Ratio [2]	1.56x	2.47x	1.80x	1.58x	1.71x	1.71x	1.44x	1.99x	1.75x	1.76x
Weighted Avg. Age (In Years)	9.14	7.39	6.47	5.61	4.25	3.56	2.49	1.74	0.31	4.56
Weighted Avg. FICO [3]	759	758	741	776	778	752	758	731	772	760
Number of Loans	12	13	17	14	16	19	18	10	7	126
Geographic Breakdown (%)										
Inland Empire	73%	20%	37%	12%	27%	5%	12%	7%	42%	25%
Southern California [4]	27%	54%	31%	48%	48%	49%	54%	47%	33%	45%
Other California	0%	26%	32%	40%	25%	46%	34%	46%	25%	30%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.
(5) Comprised of the following: $35.0 million in Office; $18.2 million in Mixed Use ($7.6 million in Multi-Family/Retail, $4.5 million in Office/Retail, $2.6 million in Multi-Family/Office and $3.5 million in Other Mixed Use); $17.1 million in Retail; $6.6 million in Warehouse; $6.0 million in Mobile Home Park; $5.7 million in Medical/Dental Office; $1.1 million in Restaurant/Fast Food; $737 thousand in Live/Work Unit; $514 thousand in Automotive – Non-Gasoline; and $286 thousand in Light Industrial/Manufacturing.
(6) Consisting of $85.7 million or 94.0% in investment properties and $5.5 million or 6.0% in owner occupied properties.

Loans in Forbearance (12/31/2021)

(Dollars In Thousands)	Number of Loans	Loan Balance	Weighted Avg. LTV [1]	Weighted Avg. FICO [2]	Weighted Avg. Debt Coverage Ratio [3]	Weighted Avg. Forbearance Granted [4]
None	0	$ 0	- %	-	-	-
Total Loans In Forbearance	0	$ 0	- %	-	-	-

[1] Current loan balance in comparison to the original appraised value.
[2] At time of loan origination, borrowers and/or guarantors.
[3] At time of loan origination.
[4] In months.

Capital Management

Developments

- Strong Capital Ratios
- 3.39% cash dividend yield (approximately)
- Purchased approximately 103,000 shares of common stock in the second quarter of fiscal 2022

Stock Repurchase Plan Activity


(# of Shares)
125,000
100,000
75,000
50,000
25,000
-
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
-
-
54,707
50,275
49,764
102,762

Bank Capital Ratios


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	09/30/20	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21
Tier 1 Leverage Ratio	9.64%	9.78%	9.99%	10.19%	9.81%	10.02%
CET1 Ratio	16.94%	18.30%	18.77%	18.58%	18.90%	19.69%
Tier 1 Risk-Based Capital Ratio	16.94%	18.30%	18.77%	18.58%	18.90%	19.69%
Total Risk-Based Capital Ratio	18.19%	19.56%	20.02%	19.76%	20.12%	20.79%

Value Proposition


Stock Price to Tangible Book Value Multiple
1.40x
1.30x
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	03/31/20	06/30/20	09/30/20	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21
Price /TBV	0.92x	0.80x	0.71x	0.94x	1.01x	1.02x	0.98x	0.95x